NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Multi Cap Value Fund	NVIT Mid Cap Index Fund
BlackRock NVIT Equity Dividend Fund	NVIT Multi-Manager International Growth Fund
DoubleLine NVIT Total Return Tactical Fund	NVIT Multi-Manager International Value Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Growth Fund
Neuberger Berman NVIT Multi Cap Opportunities	NVIT Multi-Manager Large Cap Value Fund
Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Dynamic U.S. Growth Fund (formerly, NVIT	NVIT Multi Sector Bond Fund
Large Cap Growth Fund)	NVIT Nationwide Fund
NVIT Emerging Markets Fund	NVIT Real Estate Fund
NVIT Government Bond Fund	NVIT S&P 500 Index Fund
NVIT Government Money Market Fund	NVIT Short Term Bond Fund
NVIT International Equity Fund	NVIT Small Cap Index Fund
NVIT International Index Fund	Templeton NVIT International Value Fund

Supplement dated December 6, 2018
to the Statement of Additional Information ("SAI") dated April 30, 2018 (as revised September 24, 2018)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Multi Sector Bond Fund (the "Fund")
1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust on December 5, 2018 (the "Meeting"), the Board approved the termination of Logan Circle Partners, L.P. ("Logan Circle") as the subadviser to the Fund, and the appointment of Amundi Pioneer Institutional Asset Management, Inc. ("APIAM") as the Fund's new subadviser, effective on or about January 14, 2019 (the "Effective Date").

2.	As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, Logan Circle in the SAI are deleted in their entirety.

b.	All references to, and information regarding, Andrew J. Kronschnabel, CFA; Scott J. Moses, CFA; Timothy L. Rabe, CFA; and Todd Howard, CFA, are deleted in their entirety.

c.	The Fund is renamed the "Amundi NVIT Multi Sector Bond Fund." All references to the Fund's former name in the SAI are replaced accordingly.

d.	The following replaces the information in the table regarding the Fund under the heading "Investment Advisory and Other Services – Subadvisers" on page 74 of the SAI:

Fund	Subadviser
Amundi NVIT Multi Sector Bond Fund	Amundi Pioneer Institutional Asset Management, Inc.

e.	The following supplements the information under the heading "Investment Advisory and Other Services – Subadvisers" on pages 75-77 of the SAI:

Amundi Pioneer Institutional Asset Management, Inc. ("APIAM") is located at 60 State Street, Boston, Massachusetts, 02109. APIAM is a wholly owned subsidiary of Amundi Pioneer. APIAM is a Delaware registered corporation and has been registered as an investment adviser under the Investment Advisers Act of 1940 since 2006.

f.	The following supplements the information under the heading "Appendix B – Proxy Voting Guidelines Summaries":
AMUNDI PIONEER ASSET MANAGEMENT
Proxy Voting
POLICY
Each of Amundi Pioneer Asset Management, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (collectively, "Amundi Pioneer") is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client's behalf, including voting proxies for securities held by the client. When Amundi Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Amundi Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi Pioneer must place the client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi Pioneer's policy to vote proxies presented to Amundi Pioneer in a timely manner in accordance with these principles.
Amundi Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi Pioneer monitors developments in the proxy voting arena and will revise this policy as needed.
Amundi Pioneer's clients may request copies of their proxy voting records and of Amundi Pioneer's proxy voting policies and procedures by either sending a written request to Amundi Pioneer's Proxy Coordinator, or clients may review Amundi Pioneer's proxy voting policies and procedures on-line at Amundi Pioneer.com. Amundi Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi Pioneer's Form ADV (Part II), by separate notice to the client or by other means.
APPLICABILITY
This Proxy Voting policy and the procedures set forth below are designed to complement Amundi Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi Pioneer. This policy sets forth Amundi Pioneer's position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi Pioneer will vote shares of closed-end Funds on a case-by-case basis.
PURPOSE
The purpose of this policy is to ensure that proxies for United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi Pioneer-managed accounts for which Amundi Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Amundi Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi Pioneer's Director of Investment Operations (the "Proxy Coordinator").
PROCEDURES

Proxy Voting Service
Amundi Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral Items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi Pioneer's guidelines or where Amundi Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities Lending
In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Amundi Pioneer's lending program or a client's managed security lending program. However, Amundi Pioneer will reserve the right to recall lent securities so that they may be voted according to Amundi Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
Share-Blocking
"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Amundi Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.
Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Amundi Pioneer's Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi Pioneer's proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Amundi Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group.
Filing Form NP-X
The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX.
The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi Pioneer registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi Pioneer record keeping policies.
Proxy Voting Guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
● Corporate name change.
● A change of corporate headquarters.
● Stock exchange listing.
● Establishment of time and place of annual meeting.
● Adjournment or postponement of annual meeting.
● Acceptance/approval of financial statements.
●	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

● Approval of minutes and other formalities.
● Authorization of the transferring of reserves and allocation of income.
● Amendments to authorized signatories.
● Approval of accounting method changes or change in fiscal year-end.
● Acceptance of labor agreements.
● Appointment of internal auditors.
Amundi Pioneer will vote on a case-by-case basis on other routine administrative items; however, Amundi Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Amundi Pioneer to judge the merit of the proposal. Amundi Pioneer has also instructed its proxy voting service to inform Amundi Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Amundi Pioneer's goal of supporting the value of its clients' portfolio holdings so that Amundi Pioneer may consider and vote on those items on a case-by-case basis.
Auditors
We normally vote for proposals to:
●
Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

● Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
● Seek bids from other auditors.
●	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
● Indemnify auditors.
● Prohibit auditors from engaging in non-audit services for the company.
Board of Directors
On issues related to the board of directors, Amundi Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.
General Board Issues
Amundi Pioneer will vote for:
● Audit, compensation and nominating committees composed of independent directors exclusively.
●	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
●	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
● Election of an honorary director.
We will vote against:
● Minimum stock ownership by directors.

●	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
● Requirements for union or special interest representation on the board.
● Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
●	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of Directors
In uncontested elections of directors we will vote against:
●	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
●
Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:
● Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
●	Directors who appear to lack independence or are associated with very poor corporate performance.
We will vote on a case-by case basis on these issues:
●
Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

● Contested election of directors.
●	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
● Mandatory retirement policies.
●	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
●
Precatory and binding resolutions requesting that the board changes the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures
Amundi Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Amundi Pioneer will vote for:
● Cumulative voting.
● Increasing the ability for shareholders to call special meetings.
● Increasing the ability for shareholders to act by written consent.

● Restrictions on the ability to make greenmail payments.
● Submitting rights plans to shareholder vote.
● Rescinding shareholder rights plans ("poison pills").
● Opting out of the following state takeover statutes:
●	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
●	Control share cash-out provisions, which require large holders to acquire shares from other holders.
●	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
● Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
●	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
● Fair price provisions.
● Authorization of shareholder rights plans.
● Labor protection provisions.
● Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
●
Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

●	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
● Proposals that allow shareholders to nominate directors.
We will vote against:
●	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
●
Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

● Classes of shares with unequal voting rights.
● Supermajority vote requirements.
●	Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.
●	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
● Extension of advance notice requirements for shareholder proposals.
● Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

●	Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital Structure
Managements need considerable flexibility in determining the company's financial structure, and Amundi Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Amundi Pioneer will vote for:
● Changes in par value.
● Reverse splits, if accompanied by a reduction in number of shares.
● Shares repurchase programs, if all shareholders may participate on equal terms.
● Bond issuance.
● Increases in "ordinary" preferred stock.
●	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
● Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
●	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
●	Increase in authorized common stock. We will make a determination considering, among other factors:
● Number of shares currently available for issuance;
●	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
● Proposed use of the proceeds from the issuance of additional shares; and
●	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
●
Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

● Proposals to submit private placements to shareholder vote.
● Other financing plans.
We will vote against preemptive rights that we believe limit a company's financing flexibility.
Compensation
Amundi Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.
Amundi Pioneer will vote for:
● 401(k) benefit plans.

●
Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

● Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
● Amendments to performance plans to conform with OBRA;
● Caps on annual grants or amendments of administrative features;
● Adding performance goals; and
● Cash or cash-and-stock bonus plans.
●	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
● Require that option repricing be submitted to shareholders.
● Require the expensing of stock-option awards.
●	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
●
Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:
● Shareholder proposals seeking additional disclosure of executive and director pay information.
●	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
●
The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

● Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment,
● B = Shares available under continuing plans,
● C = Shares granted but unexercised and
● D = Shares outstanding.
● The plan must not:
●	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.
●	Be a self-replenishing "evergreen" plan or a plan that grants discount options and tax offset payments.
● We are generally in favor of proposals that increase participation beyond executives.
●
We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

●
We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

●	We generally support proposals asking companies to adopt stock holding periods for their executives.
● All other employee stock purchase plans.
●	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
●
All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:
●	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
● Elimination of stock option plans.
We will vote on a case-by-case basis on these issues:
● Limits on executive and director pay.
● Stock in lieu of cash compensation for directors.
Corporate Governance
Amundi Pioneer will vote for:
● Confidential voting.
● Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
● Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
●
Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

● Bundled proposals. We will evaluate the overall impact of the proposal.
● Adopting or amending the charter, bylaws or articles of association.
●	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
●	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.
● Limitations on stock ownership or voting rights.
● Reduction in share ownership disclosure guidelines.
Mergers and Restructurings
Amundi Pioneer will vote on the following and similar issues on a case-by-case basis:
● Mergers and acquisitions.
●	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
● Debt restructurings.

● Conversion of securities.
● Issuance of shares to facilitate a merger.
● Private placements, warrants, convertible debentures.
● Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Mutual Funds
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.
Amundi Pioneer will vote for:
● Establishment of new classes or series of shares.
● Establishment of a master-feeder structure.
Amundi Pioneer will vote on a case-by-case basis on:
●
Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

● Approval of new or amended advisory contracts.
● Changes from closed-end to open-end format.
●	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
● Authorization for, or increase in, preferred shares.
● Disposition of assets, termination, liquidation, or mergers.
● Classified boards of closed-end funds, but will typically support such proposals.
Social Issues
Amundi Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:
● Conduct studies regarding certain issues of public concern and interest;
● Study the feasibility of the company taking certain actions with regard to such issues; or
●	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.
We believe these issues are important and should receive management attention.
Amundi Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
CONFLICTS OF INTEREST
Amundi Pioneer recognizes that in certain circumstances a conflict of interest may arise when Amundi Pioneer votes a proxy.
A conflict of interest occurs when Amundi Pioneer's interests interfere, or appear to interfere, with the interests of Amundi Pioneer's clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

●	An affiliate of Amundi Pioneer, such as another company belonging to the Credit Agricole banking group (affiliate "Credit Agricole");
●
An issuer of a security for which Amundi Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by Amundi Asset Management to present a conflict of interest for Amundi Pioneer);

●
An issuer of a security for which Amundi Asset Management has informed Amundi Pioneer that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

●	A person with whom Amundi Pioneer (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Amundi Pioneer's Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Amundi Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
●	Vote the proxy in accordance with the vote indicated under "Voting Guidelines," if a vote is indicated, or
● [other]; or
●	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service's conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decisions Not to Vote Proxies
Although it is Amundi Pioneer's general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Asset Management Compliance before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi

Pioneer has outstanding "sell" orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi Pioneer may hold shares on a company's record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.
SUPERVISION
ESCALATION
It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi Pioneer's Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
TRAINING
Amundi Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
RELATED POLICIES AND PROCEDURES
Amundi Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.
RECORD KEEPING
The Proxy Coordinator shall ensure that Amundi Pioneer's proxy voting service:
●	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
● Retains a record of the vote cast;
●	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
● Is able to promptly provide Amundi Pioneer with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e., conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
● A record memorializing the basis for each referral vote cast;
●	A copy of any document created by Amundi Pioneer that was material in making the decision on how to vote the subject proxy;
● A copy of any recommendation of the proxy voting service; and
●
A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi Pioneer.

Amundi Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

g.	The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of September 30, 2018)
Amundi Pioneer Institutional Asset Management, Inc.

Kenneth J. Monaghan	Amundi NVIT Multi Sector Bond Fund	None
Jonathan M. Duensing, CFA	Amundi NVIT Multi Sector Bond Fund	None

h.	The following supplements the information under subsection "Description of Compensation Structure" under the heading "Appendix C – Portfolio Managers":
Amundi Pioneer Institutional Asset Management, Inc. ("Amundi")
The remuneration policy for investment professionals is composed of a base salary that rewards individual responsibilities, skills and commitment and a variable bonus, annually reviewed.
The definition of the bonus of portfolio managers is the most important part of our incentive policy:
●
The total variable remuneration pool is determined as a percentage of gross operating income so as to calibrate the amounts paid out according to the generated results. This pool is validated by the Amundi Remuneration Committee.

●	The bonus pools for the various sectors are defined following a top-down process to determine the contribution of each sector to the overall performance.
●	Individual variable remuneration awards are discretionary in nature, based on an assessment of the individual performance by managers on the basis of:
●
Objective criteria, both quantitative (information ratio, ability to track the benchmark, to manage the benchmark, rebalancing and contribution to inflows) and qualitative (contribution to customer relationship, product innovation, commitment, team management)

● Depending on the function, incorporate an appropriate short to long-term time scale
● Compliance with risk limits and the client's interests
In addition to compensation, recruitment and retention incentives include a bonus deferral program, profit sharing and incentives (collective elements) depending directly on the company's results, health care benefits and vacation packages.

i.	The subsection "Other Managed Accounts" under the heading "Appendix C – Portfolio Managers" is amended to include the following:
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of September 30, 2018)
Amundi Pioneer Institutional Asset Management, Inc.
Kenneth J. Monaghan	Mutual Funds: 2 accounts, $250 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $886 million total assets (1 account, $115 million total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Jonathan M. Duensing, CFA	Mutual Funds: 3 accounts, $266 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 20 accounts, $8.08 billion total assets (3 accounts, $1.01 billion total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $156 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

j.	The following supplements the information under subsection "Potential Conflicts of Interest" under the heading "Appendix C – Portfolio Managers":
Amundi Pioneer Institutional Asset Management, Inc. ("Amundi")
To help mitigate the risk that we or a portfolio manager will favor an account over another account, we have adopted a Trade Allocation Policy.
The Trade Allocation Policy establishes guidelines for allocating investment opportunities in a manner so as not to consciously or consistently favor or disfavor a client or class of clients over time and for allocating investment opportunities on a fair and equitable basis over time, to the extent practical.
Trading opportunities are allocated considering various factors, including:
●	The relative investment objectives of, and investment limitations imposed upon, the particular accounts;
● The availability of funds for investment in the particular accounts;
●	The investment composition of each of the accounts and the composition of the accounts' benchmarks;
●	The relationship between the size of the block to be allocated and the cost of trading or restriction against trading such block size;
●	The portfolio manager's tactics for achieving the investment objectives of the particular accounts; and
●	In the case of a sale, the relative holdings of the asset to be sold and the amount of the sale order filled.
Generally speaking, these considerations being equal, trading opportunities are allocated based on the relative gross assets of the accounts.
Orders for the same security entered on behalf of more than one account will generally be aggregated subject to the aggregation being in the best interests of all participating accounts.
For futures and options, if we receive fewer contracts than requested, all at the same price, the contracts will be allocated to eligible accounts on a proportional basis based on the total number of contracts Amundi wants to trade for each account. If different prices are received, an average price may be determined and Amundi may allocate the order to each account based on the average price.
For other instruments, if we are not able to receive one price for an order large enough to satisfy all participants at the same price, additional prices may be sought until all eligible accounts are able to participate in the transaction. The final orders will be allocated to each account pro-rata to adhere as closely as possible to an average price determined from the weighted average of all orders. Under normal market conditions the time period to fill all accounts will not span longer than one trading day.
We may also use allocation credits. The need for allocation credits may arise when demand for a security outstrips the purchase size. When the amount of the security to be purchased is relatively small, precise pro-rata allocations often result in accounts receiving allocation amounts smaller than the DTCC minimum trade amount or minimum trade amount preferred by the portfolio manager. An account that would have received a pro-rata allocation below the targeted trade size may receive an allocation credit instead of the amount it would have received in a pro-rata allocation. At the discretion of the portfolio manager, accounts that accumulate credits may receive an allocation of the next similar purchase if the next similar purchase is in line with portfolio guidelines and portfolio strategy.
We test compliance with our Trade Allocation Policy on a daily and quarterly basis. Daily, our Compliance Department reviews an allocation report of trades and quarterly, our Compliance Department reviews a random sample of allocated trades to confirm that allocations are consistent with this policy. In addition, our Compliance Department reviews the dispersion of returns by investment strategy to help identify patterns that might suggest that a client or class of clients is being consciously or consistently favored or disfavored over time.
The reviews of performance dispersion also serve to test whether accounts with similar objectives are managed with similar risks. In addition, our Deputy Chief Risk Officer sets risk budgets for each account and monitors compliance with those risk limits and reviews daily performance.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about APIAM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE